Exhibit 10.2

SCHEDULE A

AQUINOX PHARMACEUTICALS INC.

AQUINOX PHARMACEUTICALS (USA) INC.

OPTION AGREEMENT

THIS AGREEMENT (the “Option Agreement”), made on the date set forth below, by and between AQUINOX PHARMACEUTICALS INC., a corporation incorporated under the federal laws of Canada (“Aquinox Canada”), AQUINOX PHARMACEUTICALS (USA) INC., a Delaware corporation (“Aquinox US”), and the Optionee named below, pursuant to the Aquinox Joint Canadian Stock Option Plan dated as of June 8, 2007, as amended from time to time (the “Plan”), a copy of which is attached hereto. Capitalized terms not otherwise defined herein have the meaning as set forth in the Plan.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

The Companies hereby grant to:

(a)	[ ] (the “Optionee”);

(b)	on —, 20—— (the “Grant Date”);

(c)	the right and option (“the Option”) to purchase all or any part of an aggregate of [ ] Option Securities;

(d)	at the price of US$[ ] per Option Security (the “Option Price”);

(e)	which shall be exercisable (“Vested”) in whole or in part in the following amounts on or after the following dates:

•

•

•

(f)	terminating on the —, 200— (the “Expiry Date”);

all on the terms and subject to the conditions set out in the Plan. For greater certainty, once Option Securities purchasable under the Option have become Vested, they continue to be exercisable until the expiry, termination or cancellation thereof as provided in this Option Agreement and the Plan.

A-1

The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto.

By signing this Option Agreement, the Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement.

In order to exercise this Option prior to the Exchange Time, the Optionee must deliver to Aquinox Canada a notice of exercise in the form attached hereto as Exhibit No. 1, duly completed and executed together with a certified cheque payable to “Aquinox Pharmaceuticals Inc.” for payment for all Option Securities in respect of which the Option is exercised and, if the Optionee is not already a party to the Exchange Agreement (as defined in the Plan), an executed Exchange Agreement Counterpart (as defined in the Plan) whereby the Optionee will agree to be bound by the Exchange Agreement. In order to exercise this Option from and after the Exchange Time, the Optionee must deliver to Aquinox US a notice of exercise in the form attached hereto as Exhibit No. 1, duly completed and executed together with a certified cheque payable to “Aquinox Pharmaceuticals (USA) Inc.” for payment for all Option Securities in respect of which the Option is exercised. The Optionee acknowledges that Option Securities acquired on exercise of the Option prior to the Exchange Time will be subject to “drag-along” provisions in the Exchange Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the — day of —, 200—.

AQUINOX PHARMACEUTICALS INC.

Per:

Authorized Signatory

AQUINOX PHARMACEUTICALS (USA) INC.

Per:

Authorized Signatory

OPTIONEE

[Name of Optionee]

[Signature of Optionee]

EXHIBIT NO. 1 TO OPTION AGREEMENT

EXERCISE FORM

TO:	Aquinox Pharmaceuticals Inc. and Aquinox Pharmaceuticals (USA) Inc.
400 – 601 West Broadway
Vancouver, British Columbia V5Z 4C2

RE:	Aquinox Joint Canadian Stock Option Plan dated as of June 8, 2007, as amended from time to time (the “Plan”)

I, the undersigned holder of the attached Option Agreement with Aquinox Pharmaceuticals Inc. and Aquinox Pharmaceuticals (USA) Inc. (the “Companies”), hereby exercise my Option and agree to acquire                      Option Securities (the “Acquired Securities”) and enclose a certified cheque in the amount of $         representing the exercise price (Option Price multiplied by number of Acquired Securities) for the Acquired Securities.

I hereby irrevocably direct that the Acquired Securities be issued registered in the following name and address and delivered as follows:

Name in Full	Registered Address	Delivery Address

(PLEASE PRINT IN FULL THE NAME IN WHICH CERTIFICATES ARE TO BE ISSUED.)

Capitalized terms not otherwise defined herein have the meaning as set forth in the Plan.

DATED this      day of             ,         .

Signature of Optionee

Name of Optionee